                               ELECSYS CORPORATION
                             15301 WEST 109TH STREET
                              LENEXA, KANSAS 66219

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 15, 2005

     You are invited to attend the annual meeting of the stockholders of Elecsys
Corporation (the "Company"), which will be held at the Lenexa Conference Center,
11184 Lackman Road, Lenexa, Kansas on Thursday, September 15, 2005, commencing at 2:00 p.m. local time, to consider and act upon the following matter and such other business as may properly come before the meeting or any adjournment of the meeting:

     1.   The election of one (1) Class III Director to serve for a term of three years expiring in 2008.

     Holders of record of the outstanding common stock of the Company at the close of business on July 29, 2005 are entitled to vote at the meeting or any adjournment of the meeting.

                                       By Order of the Board of Directors,

                                       /s/ Todd A. Daniels

                                       Todd A. Daniels
                                       Secretary

Lenexa, Kansas
August 24, 2005

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE
ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR SHARES
CANNOT BE VOTED UNLESS YOU SIGN AND RETURN A PROXY OR VOTE BY BALLOT AT THE
MEETING.

                               ELECSYS CORPORATION
                             15301 West 109th Street
                              Lenexa, Kansas 66219

                                 PROXY STATEMENT

                               GENERAL INFORMATION

Solicitation and Revocability of Proxies

     The enclosed proxy is being solicited on behalf of the Board of Directors of Elecsys Corporation for use at the annual meeting of the stockholders to be held on September 15, 2005, or at any adjournment thereof, at 2:00 p.m. local time, at the Lenexa Conference Center, 11184 Lackman Road, Lenexa, Kansas. Any
proxy given does not affect the right to vote in person at the annual meeting and may be revoked at any time before it is exercised by notifying Todd A.
Daniels, Secretary, by mail, telegram or facsimile, or by appearing at the annual meeting in person and casting a ballot. This proxy statement and the proxy were first mailed to stockholders on or about August 24, 2005.

     All expenses of solicitation will be borne by the Company. In addition to solicitations by mail, employees and directors of the Company may solicit proxies in person or by telephone. We do not expect to pay any compensation for the solicitation of proxies.

Voting Procedures

     Shares represented by a properly signed proxy received pursuant to this solicitation will be voted in accordance with instructions thereon. If the proxy is properly signed and returned and no instructions are given on the proxy with respect to the matter to be acted upon, the shares represented by the proxy will be voted at the annual meeting or any adjournment thereof for the election, as director of the Company, of the nominee named in this proxy. The nominee hereinafter named has indicated his willingness to serve if elected, and it is not anticipated that he will become unavailable for election. However, if the nominee should unexpectedly become unavailable for election for any reason, the shares represented by the proxy will be voted for such substituted nominee as the Board of Directors may name.

     The enclosed proxy confers discretionary authority to the proxyholders to vote on any other business that may properly come before the annual meeting or any adjournment thereof. The Board of Directors is not aware of any other business, other than the matter described in this proxy statement and except for matters incident to the conduct of the annual meeting, to be presented for action at the annual meeting and does not itself intend to present any such other business. However, if any such other business does come before the annual meeting or any adjournment thereof, shares represented by proxies properly signed and returned pursuant to this solicitation will be voted in the discretion of the Board of Directors.

     The nominee for director receiving the greatest number of votes at the annual meeting will be elected as a director. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes.

     Only holders of common stock of the Company of record as of the close of business on July 29, 2005, are entitled to vote at the annual meeting. At the close of business on that date, 3,239,937 shares of common stock were issued and outstanding. Holders of common stock are entitled to one vote per share held on the record date. Shares cannot be voted at the annual meeting unless the record owner is present in person or represented by proxy.

                               SECURITY OWNERSHIP

Stock Ownership of Principal Stockholders and Management

     The following table sets forth the beneficial ownership of shares of the
Company's common stock as of July 30, 2005, by (i) the stockholders known by the
Company to own beneficially more than 5% of the common stock, (ii) each director of the Company who owns beneficially any common stock, (iii) each executive officer named in the "Summary Compensation Table," and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the
Company believes that those stockholders listed below have sole voting and investment power with respect to the common stock indicated as beneficially owned by them.

                                                     Amount and Nature
                                                       of Beneficial
                                                         Ownership                  Percent
Name and Address of Beneficial Owner (1)                    (2)                     of Class
------------------------------------------------------------------------------------------------
Robert D. Taylor                                          164,800          (3)        5.1%

Stan Gegen                                                118,500                     3.7%

Karl Gemperli                                             474,010          (4)       14.6%

Michael D. Morgan                                         110,062          (5)        3.4%

A. Kyle Reinoehl                                           71,667          (6)        2.2%

All directors and officers as a group (8 persons)        1,087,131         (7)       33.6%

(1) The address of all the named individuals is c/o Elecsys Corporation, 15301
West 109th Street, Lenexa, Kansas 66219.

(2) Pursuant to the rules of the Securities and Exchange Commission ("SEC"), shares of common stock of the Company that an individual or a group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(3) Includes presently exercisable options to purchase 5,000 shares of common stock of the Company.
(4) The total beneficial ownership of Mr. Gemperli is made up of the following:
(i) 369,010 shares of the Company's common stock directly beneficially owned,
(ii) 10,000 shares of the Company's common stock indirectly owned by Mr.
Gemperli's children, and (iii) presently exercisable options to purchase 95,000 shares of common stock of the Company.
(5) Includes presently exercisable options to purchase 37,334 shares of common stock of the Company.
(6) Includes presently exercisable options to purchase 41,667 shares of common stock of the Company.
(7) Includes presently exercisable options to purchase 222,335 shares of common stock of the Company held by executive officers and directors as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

     To the Company's knowledge, based solely on review of copies of reports filed with the Securities and Exchange Commission and written representations that no other reports were required during the fiscal year ending April 30,
2005, all Section 16(a) filing requirements applicable to the officers, directors and beneficial owners of more than 10 percent of the Company's equity securities were complied with on a timely basis except for a late filing of a
Form 3 and a Form 4 by Mr. Stan Gegen.

                              ELECTION OF DIRECTOR

     The Board of Directors of the Company is divided into three classes, with the term of office of each class ending in successive years. The term of the
Class III director expires with this annual meeting. The term of the Class I director will expire at the 2006 Annual Meeting of Stockholders and the term of the Class II director will expire at the 2007 Annual Meeting of Stockholders.

                              NOMINEE FOR DIRECTOR

The following information is given with respect to the nominee for election.

Class III - Term to Expire in 2008

Stan Gegen, age 54, was appointed to the Board of Directors on July 22, 2004 and since 1998 has been President of Coordinated Systems & Supplies, Inc., a printing and distribution company located in Wichita, Kansas. Mr. Gegen has over
30 years of

financial and business leadership experience in manufacturing, banking, retail and investment companies. Mr. Gegen began his career as a Certified Public
Accountant for Ernst & Young (formerly known as Arthur Young & Co.) in Wichita,
Kansas and has subsequently held financial leadership positions in both private and public companies. Mr. Gegen is currently the Chairman of the Audit Committee and serves on the Compensation Committee.

The Board of Directors recommends that the stockholders vote FOR the election of
Mr. Gegen.

               MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

The following information is given with respect to the Class I and Class II directors who will continue to serve as directors of the Company until the 2006 and 2007 Annual Meeting of Stockholders, respectively.

Class I - Term to Expire in 2006

Robert D. Taylor, age 58, has served as a director of the Company since
September 1994 and is currently Chairman of the Board. Since November 2001, Mr.
Taylor has been President and Chief Executive Officer of Executive AirShare
Corporation. Executive AirShare Corporation charters, sells and operates fractional corporate jet and turboprop aircraft from its locations in Wichita,
Kansas and Kansas City, Missouri. From August 1998 until September 2001, Mr.
Taylor was President of Executive Aircraft Corporation, Wichita, Kansas, which sold, maintained and refurbished corporate jets. In August 2002, Executive
Aircraft Corporation filed a petition for Chapter 11 protection in the U.S.
Bankruptcy Court for the district of Kansas and has subsequently emerged from court protection. Since 1996, Mr. Taylor has served as director of Commercial
Federal Corporation, parent company of Commercial Federal Bank, a federal savings bank headquartered in Omaha, Nebraska. In May 2005, Mr. Taylor became a director of Inergy GP, LLC, the managing general partner of Inergy LP, a publicly traded limited partnership which operates a rapidly growing, geographically diverse retail and wholesale propane supply, marketing and distribution business. He is also a trustee of the University of Kansas
Endowment Fund and a member of the Advisory Board for the University of Kansas
School of Business. Mr. Taylor serves on the Company's Compensation and Audit
Committees.

Class II - Term to Expire in 2007

Karl B. Gemperli, age 41, is the Company's President and Chief Executive Officer
and has been a member of the Board of Directors since September 2003. He has served as President and Chief Executive Officer of DCI, Inc., the Company's
operating subsidiary, since February 2000. Prior to joining DCI, Mr. Gemperli was an information systems consultant for Catalyst Software, last serving as
Midwest Regional Manager from March 1999 to January 2000. From March 1997 to
March 1999, Mr. Gemperli was an employee

of the Company, serving as Vice President of Manufacturing. Prior to joining the
Company, Mr. Gemperli was an employee of Goodrich Aerospace for more than eight years. Mr. Gemperli has over 20 years of electronic manufacturing and management experience as well as a Bachelor's degree in Aeronautical Engineering from the
Massachusetts Institute of Technology and a Master's degree in Manufacturing
Engineering from Boston University.

Committees and Director Meetings

     The Board of Directors has an Audit Committee and a Compensation Committee.
The entire Board of Directors acts as the Nominating Committee and each director participates in the consideration of director nominees. The Nominating Committee meets the independence requirements of the American Stock Exchange. The
Nominating Committee does not have a charter.

     Stockholders wishing to submit the name of a candidate for the Board of
Directors should submit the recommendation, along with the candidate's biographical information, to the Secretary of the Company at 15301 West 109th
Street, Lenexa, Kansas, 66219. Other than this submission requirement, there are no differences in the manner in which the Nominating Committee evaluates a stockholder recommended director nominee. Potential nominees are identified by the Board of Directors based on the criteria, skills and qualifications that have been recognized by the Nominating Committee. Once a potential nominee for director has been identified, including those candidates submitted by stockholders, the Nominating Committee determines whether to conduct a full evaluation of the candidate. This determination is based primarily on the need for additional directors to fill vacancies or expand the size of the Board of
Directors. If it is determined that additional consideration is warranted, the
Nominating Committee will then evaluate the potential nominee against the qualifications and skills it believes are necessary for directors to possess, including:

     •  Independence in accordance with the American Stock Exchange standards;
     •  High personal and professional ethics, integrity, and mature judgment;
     •  Business experience that is useful to the Company and complementary to the background and experience of the other directors;
     •  A commitment to serve and the ability to devote the required amount of time to carry out the duties and responsibilities of a director; and
     •  Other relevant factors as the Nominating Committee may determine.

     An independent director on the Board of Directors nominated the nominee standing for election at the annual meeting. The nominee is already serving as a director of the Company.

     The Audit Committee's responsibilities include: (i) retaining and compensating the public accounting firm to be engaged to audit the Company; and
(ii) reviewing with the independent accountants the Company's quarterly results, the plan for, and results of,

the auditing engagement, and the Company's internal accounting controls. In May
2005, the Board of Directors ratified the previously adopted charter for the
Audit Committee. The Audit Committee held seven meetings during fiscal year
2005. Mr. Gegen and Mr. Taylor now comprise the Audit Committee and are independent (as defined in Section 121(A) of the listing standards of the
American Stock Exchange). The Board has determined that both Mr. Gegen and Mr.
Taylor qualify as audit committee financial experts.

     The Compensation Committee met once during the last fiscal year and is comprised of Mr. Taylor and Mr. Gegen. The Compensation Committee has been given the responsibility of setting and administering the policies governing the annual compensation of the Company's executive officers, as well as the
Company's benefit plans other than the Elecsys Corporation Stock Option Plan.
The entire Board administers the Elecsys Corporation Stock Option Plan.

     The Board of Directors held ten meetings during the fiscal year ended April
30, 2005. During such fiscal year, each director attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees on which the director served.

     The Company encourages each member of the Board of Directors to attend the
Annual Meeting of Stockholders. All directors were in attendance at the 2004
Annual Meeting of Stockholders.

     Stockholders who wish to communicate with the Board of Directors or with a particular director may send a letter to Todd Daniels, the Secretary of the
Company, at 15301 West 109th Street, Lenexa, Kansas 66219. Any communication should clearly specify that it is intended to be made to the entire Board of
Directors or to one or more particular directors. The Secretary will forward the correspondence to the Board of Directors who may review the correspondence in their next meeting. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chairman of the
Audit Committee.

Report of the Audit Committee

     The Audit Committee has reviewed and discussed the audited financial statements with management and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61,
Communication with Audit Committees. The Audit Committee has received the written disclosures and letter required by Independence Standards Board Standard
No. 1 from the independent auditor and has discussed with the auditor the auditor's independence. The Audit Committee has considered whether the provision of the non-audit services rendered by the Company's principal accountant are compatible with maintaining the principal accountant's independence. Pursuant to its review, the Audit Committee approved and authorized the Board of Directors to include the audited financial statements in the Company's Annual

Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

                                       Stan Gegen, Chairman
                                       Robert D. Taylor
                                       Audit Committee of the Board of Directors

Independent Public Accountants

     Effective August 9, 2004, the Company replaced Ernst & Young LLP as its independent auditors. The audit report of Ernst & Young LLP on the financial statements of the Company for the fiscal years ended April 30, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except for an additional paragraph noting the change in the Company's method of accounting for goodwill and other intangible assets.

     The decision to replace Ernst & Young LLP was approved by the Board of
Directors on August 9, 2004.

     In connection with its audits for the 2004 fiscal year, there were no disagreements with Ernst & Young LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to them in their report on the financial statements for those years.

     On August 9, 2004, the Company engaged Mayer Hoffman McCann P.C., as independent auditors for purposes of auditing the financial statements for the fiscal year ending April 30, 2005. The decision to retain Mayer Hoffman McCann
P.C. was approved by the Company's Board of Directors on August 9, 2004.

     The Company did not consult with Mayer Hoffman McCann P.C. regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the financial statements, and no written or oral advice was provided by Mayer Hoffman McCann P.C. that was a factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue prior to August 9, 2004.

     As of the date of this proxy statement, the Audit Committee of the Company has not met to discuss the engagement of independent accountants for the purposes of auditing the financial statements of the Company for the fiscal year ending April 30, 2006.

     The following table sets forth the aggregate fees billed to the Company for fiscal years ended April 30, 2005 and 2004 by the Company's respective principal accounting firms.

                                                        Years Ended April 30,
                                                       2005              2004
                                                 -------------     -------------
         Audit fees (1)                               $74,569           $72,990
         Audit-related fees (2)                         7,105                 -
                                                 -------------     -------------
         Total audit and audit-related fees            81,664            72,990
         Tax fees (3)                                   7,500            14,495
         All other fees (4)                                 -             2,800
                                                 -------------     -------------
         Total                                        $89,164           $90,285
                                                 =============     =============

(1) Audit Fees. The aggregate fees billed for professional services rendered for the audit of the annual financial statements for the years ended April 30, 2005 and 2004 and for the reviews of the financial statements included in the quarterly reports on Form 10-QSB for those fiscal years.

(2) Audit Related Fees. The aggregate fees billed for audit-related services for the years ended April 30, 2005 and 2004. Audit related services include fees for consents, comfort letters, and other related services

(3) Tax Fees. The aggregate fees billed for tax return preparation and other tax planning and consultation rendered for the fiscal years ended April 30, 2005 and
2004.

(4) All Other Fees. Other fees billed for services rendered to the Company, other than the services described above under "Audit Fees", "Audit Related
Fees", and "Tax Fees," for the fiscal years ended April 30, 2005 and 2004. The fees billed in 2004 were related to an accounting issue regarding the reporting and disclosure of a possible variable interest entity as is required under
Interpretation No. 46, "Consolidation of Variable Interest Entities."

     The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence. The
Audit Committee pre-approves all non-audit services as presented and prior to any work being performed.

     It is not anticipated that a representative from Mayer Hoffman McCann PC will be present at the annual meeting. If a representative from Mayer Hoffman
McCann PC is in attendance at the annual meeting, however, it is anticipated that they will be available to respond to appropriate questions and, if they desire, to make a statement.

Director Compensation

     Each director, who is not a salaried employee of the Company or otherwise compensated by the Company pursuant to any management contract, is paid an annual retainer of $9,000 plus a fee of $250 for each regular, special and committee meeting attended. An additional annual retainer of $3,000 is paid to the Audit Committee Chairman and an additional annual retainer of $9,000 is paid to the Chairman of the Board. The Chairman is also eligible to participate in the Company's health, dental and

life insurance plans with equivalent terms of coverage, contribution and deductibles as the Chief Executive Officer of the Company.

     The Company had a management advisory agreement with Merit Capital &
Management, Inc. ("Merit Capital") whose president and sole shareholder is
Michael J. Meyer, the Company's former Chairman of the Board of Directors.
Pursuant to the terms of the agreement, the Company paid a monthly fee, in addition to benefits, in exchange for management advisory services. The Company paid Merit Capital $29,000 and $80,000 for the years ended April 30, 2005 and
2004, respectively.

Executive Compensation

     The following table sets forth information concerning cash and non-cash compensation paid to, or accrued for the benefit of, the Company's officers
("Named Executive Officers") for all services rendered in all capacities to the
Company for the fiscal years ended April 30, 2005, 2004 and 2003.

                                       Summary Compensation Table
                                                                                     Long Term
                                            Annual Compensation                     Compensation
                                 -------------------------------------------------------------------
                                                              Other Annual     Securities Underlying         All Other
Name and Principal Position      Year    Salary     Bonus    Compensation(1)      Options/SARs (#)        Compensation(2)
-------------------------------------------------------------------------------------------------------------------------
Karl B. Gemperli                 2005   $147,117   $     -         $       -                       -              $4,414
  President and Chief Executive  2004   $147,004   $     -         $       -                       -              $4,406
  Officer, Elecsys Corporation   2003   $140,004   $44,364         $       -                  15,000              $4,200

A. Kyle Reinoehl                 2005   $112,800   $ 5,000         $  17,549                       -              $3,752
  Vice President-Sales and       2004   $112,800   $     -         $   6,183                       -              $3,627
  Marketing, DCI, Inc.           2003   $118,000   $11,990         $   5,400                  10,000              $3,540

Michael D. Morgan                2005   $105,103   $ 2,500         $       -                       -              $3,141
  Vice President-Manufacturing,  2004   $105,000   $     -         $       -                       -              $3,115
  DCI, Inc.                      2003   $ 94,999   $26,378         $       -                  11,000              $2,850

(1) Includes $5,400 for an automobile allowance for Mr. Reinoehl. In January
2004, Mr. Reinoehl's compensation was changed to include sales commissions. The
Company paid Mr. Reinoehl $12,149 and $783 in commissions during fiscal years
2005 and 2004, respectively.
(2) Consists of Company matching contributions made on behalf of the Named
Executive Officers under the Company's 401(k) Savings Plan.

Stock Options

     There were no stock option grants made to the Named Executive Officers during the fiscal year ended April 30, 2005.

     The following table sets forth information concerning stock options exercised by the Named Executive Officers during the fiscal year ended April 30,
2005, and the number of shares and the value of options outstanding as of April
30, 2005, for each Named Executive Officer.

                         Aggregate Option Excercises and Option Values as of April 30, 2005
                                                           Number of Securities            Value of Unexercised
                                                      Unexercised Options at 4/30/05  In-the-Money Options at 4/30/05
                                                                   (#)                            ($) (1)
                                                     -----------------------------------------------------------------
                        Shares Acquired     Value
Name                    on Exercise (#)    Realized   Exercisable     Unexercisable    Exercisable    Unexercisable
----------------------------------------------------------------------------------------------------------------------
Karl B. Gemperli               -              -          95,000           5,000          155,400          10,000
A. Kyle Reinoehl               -              -          41,667           3,333           88,384           6,666
Michael D. Morgan              -              -          37,334           3,666           86,553           7,332

     (1)  Based on the closing price of the common stock on the American Stock
          Exchange of $3.25 per share on April 29, 2005, less the option exercise price if the exercise value of the option is less than the closing price.

                               EXECUTIVE OFFICERS

     The Company currently has two executive officers, Karl B. Gemperli,
President and Chief Executive Officer and Todd A. Daniels, Vice President and
Chief Financial Officer. Mr. Gemperli and Mr. Daniels also serve as officers of
DCI, Inc., one of the wholly-owned operating subsidiaries of the Company. The executive officers of the Company's subsidiaries and their biographical information are as follows:

Name                    Age  Position
--------------------------------------------------------------------------------
Karl B. Gemperli        41   President and Chief Executive Officer, Elecsys
                              Corporation and President and Chief Executive
                              Officer, DCI, Inc.
Todd A. Daniels         37   Vice President and Chief Financial Officer, Elecsys
                              Corporation and Vice President - Finance,
                              DCI, Inc.
A. Kyle Reinoehl        39   Vice President - Sales and Marketing, DCI, Inc.
Michael D. Morgan       51   Vice President - Manufacturing, DCI, Inc.
Christopher G. Thomas   38   Vice President - Engineering, DCI, Inc.
Thomas N. Hilleary      55   President, NTG, Inc.

Karl B. Gemperli has served as President of DCI, Inc. since February 2000 and was promoted to President and Chief Executive Officer of the Company in July
2003. He has been a member of the Board of Directors since September 2003. Prior to joining DCI, Mr. Gemperli was an information systems consultant for Catalyst
Software, last serving as Midwest Regional Manager from March 1999 to January
2000. From March 1997 to March 1999, Mr. Gemperli was an employee of the
Company, serving as Vice President of Manufacturing. Prior to joining the
Company, Mr. Gemperli was an employee of Goodrich Aerospace for more than eight years. Mr. Gemperli has over 20 years of electronic manufacturing and management experience as well as a Bachelor's degree in Aeronautical Engineering from the
Massachusetts Institute of Technology and a Master's degree in Manufacturing
Engineering from Boston University.

                                       10

Todd A. Daniels joined the Company in April 2002 as Vice President-Finance of
DCI, Inc. and was promoted to Vice President and Chief Financial Officer of
Elecsys Corporation in October 2002. Prior to joining the Company, from May 2001 to April 2002, Mr. Daniels was Manager of Corporate Forecasting and Reporting
for EPIQ Systems, Inc., a developer of market-leading software solutions for workflow management and data communications infrastructure. From April 1998 to
May 2001, Mr. Daniels held various accounting and financial management positions with Honeywell International, Inc. and AlliedSignal, Inc. Mr. Daniels is a
Certified Public Accountant with over 15 years of public accounting and private industry accounting experience.

A. Kyle Reinoehl has served as Vice President-Sales and Marketing of DCI, Inc.
since March 2001. Prior to joining the Company, Mr. Reinoehl was an employee of
Future Electronics, an electronic component distributor based in Montreal,
Quebec, Canada. Mr. Reinoehl was with Future Electronics for 6 years, last serving as General Manager of the Kansas City division. Prior to that, Mr.
Reinoehl was an employee of Harmon Industries for 5 years.

Michael D. Morgan has served as Vice President-Manufacturing of DCI, Inc. since
March 2000. Prior to joining the Company, Mr. Morgan was an employee of Goodrich
Aerospace, Test Systems Division for more than eleven years, last serving as
Director of Manufacturing and prior to that was an employee of Kustom Signals for over eight years. Mr. Morgan has over 24 years of electronic manufacturing experience.

Christopher G. Thomas joined the Company in February of 2001 as
Director-Engineering of DCI, Inc and was promoted to Vice President-Engineering of DCI, Inc. in August of 2004. Prior to joining the Company, Mr. Thomas was an employee of Goodrich Aerospace, Test Systems Division for more than ten years, last serving as Manager of ATE Systems. Mr. Thomas has over 15 years of electronic engineering and management experience as well as a Bachelor's degree in Electrical Engineering from the University of Kansas.

Thomas N. Hilleary became President of the NTG, Inc. subsidiary upon the acquisition by Elecsys Corporation of certain assets and liabilities of Network
Technologies Group, LLC in November 2004. Mr. Hilleary served as Managing Member of Network Technologies Group, LLC from its formation in August 2003 until
November 2004. From 1997 through 2003 Mr. Hilleary was Vice President, Business
Development for LaBarge, Inc. after its acquisition of Open Cellular Systems,
Inc. where he served as President and founder. Mr. Hilleary has more than 25 years of experience in product and market development of communications-based electronics and systems. Mr. Hilleary has been issued 10 patents dealing with communication systems and networks and remote monitoring products.

Equity Compensation Plan Information

     The following table sets forth (a) the number of securities to be issued upon exercise of outstanding options, warrants and rights, (b) the weighted average exercise

                                       11

price of outstanding options, warrants and rights and (c) the number of securities remaining available under equity compensation plans (excluding securities reflected in column (a)).

                                        (a)                 (b)                         (c)
                               Number of securities   Weighted-average
                                 to be issued upon        price of         Number of securities remaining
                                    exercise of         outstanding      available for future issuance under
                               outstanding options,  options, warrants        equity compensation plans
Plan Category                   warrants and rights      and rights        (excluding those in column (a))
------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by stockholders              245,750              $1.30                      158,000
Equity compensation plans not
approved by stockholders
                                         -                   -                           -

Total                                 245,750              $1.30                      158,000

     The Elecsys Corporation Stock Option Plan is the Company's only equity compensation plan for purposes of the foregoing table.

Stockholder Proposals for 2006 Annual Meeting

     Stockholder proposals to be considered for inclusion in the proxy statement and considered at the 2006 annual meeting of the Stockholders must be received by the Company no later than April 25, 2006. Any such proposals should be directed to the Secretary of the Company at 15301 West 109th Street, Lenexa,
Kansas 66219.

     Proposals of stockholders not intended for inclusion in the Company's 2006 proxy statement must be received by the Company in writing no later than July 7,
2006 in order to preclude the Company's use of its discretionary proxy voting authority if the proposal is raised at the 2006 annual meeting.

Financial Statements

     The Annual Report to Stockholders of the Company for the fiscal year ended
April 30, 2005, is enclosed with this proxy statement. The financial statements of the Company are set forth in that Annual Report.

Other Matters

     The Board of Directors is not aware of any matter that will be presented for action at the annual meeting other than the matters set forth herein. If other matters properly come before the meeting, it is intended that the holders of the proxies hereby solicited will vote thereon in accordance with their best judgment.

                                       By Order of the Board of Directors,

                                       /s/ Karl B. Gemperli

                                       Karl B. Gemperli
                                       President and Chief Executive Officer

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